Exhibit 99.1

Jet.AI Announces Commercial and Private Aviation Carbon Offset Platform, DynoFlight

●	Enables Aviation Businesses to Offset Carbon Emissions Through Purchase of Carbon Removal Credits that Fund the Direct Extraction of Carbon Dioxide from the Atmosphere

●	DynoFlight Platform Streamlines Carbon Offset Process by Allowing Operators to Easily Identify and Manage Carbon Capturing at a Competitive Cost

LAS VEGAS, Aug. 4, 2023 (GLOBE NEWSWIRE) — Oxbridge Acquisition Corp (NASDAQ: OXAC). Jet Token Inc. d/b/a Jet.AI (“Jet.AI” or the “Company”) (Reserved NASDAQ: JTAI, JTAIW), an innovative private aviation, artificial intelligence company, today announced the launch of DynoFlight, a carbon offset transaction platform built for both commercial and private aviation operators. The platform enables aviation businesses to offset their carbon emissions through the purchase of carbon removal credits that fund the direct extraction of carbon dioxide from the atmosphere.

“Quality carbon offsets are hard for most companies to identify and typically require large working capital outlays,” said Mike Winston, Founder of Jet.AI. “The DynoFlight platform addresses both pain points by identifying credits and enabling the flight-by-flight purchase for small dollar amounts.”

Unlike other offset programs that often focus on preventing future emissions, carbon removal credits offer a measurable extraction of carbon dioxide from the atmosphere. DynoFlight offers operators the flexibility to purchase removal credits either through its online interface or programmatically using its API. Jet.AI plans to launch the platform in September 2023, which will allow operators to:

●	Purchase carbon removal credits at a competitive cost.

●	Register credits to aircraft in their fleet.

●	Record carbon emissions for specific aircraft to track stats across their fleet.

●	Query DynoFlight’s carbon estimation endpoint to receive emissions estimates on any given route for over 250 of the most common commercial and business aircraft models using either sustainable aviation fuel or standard jet fuel.

In addition, DynoFlight can facilitate the integration of carbon offsetting into an operator’s checkout process. Upon a customer purchasing a removal credit at checkout, the operator receives a live link to a carbon credit certificate page to share with the customers. This certificate page dynamically updates throughout the life of the credit as it is purchased, procured, and retired.

To learn more and join the pre-release waitlist visit https://www.dynoflight.com.

Jet.AI has signed an agreement for a business combination with Oxbridge Acquisition Corp. Please see “Important Information About the Proposed Business Combination and Where to Find It” below for additional information related to the proposed business combination.

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About Jet.AI:

Jet.AI operates in two segments, Software and Aviation, respectively. The Software segment features the B2C CharterGPT app and the B2B Jet.AI Operator platform. The CharterGPT app uses natural language processing and machine learning to improve the private jet booking experience. The Jet.AI operator platform offers a suite of stand-alone software products to enable FAA Part 135 charter providers to add revenue, maximize efficiency, and reduce environmental impact. The Aviation segment features jet aircraft fractions, jet card, on-fleet charter, management, and buyer’s brokerage. Jet.AI is an official partner of the Las Vegas Golden Knights, 2023 NHL Stanley Cup® champions. Jet.AI was founded in 2018 and is based in Las Vegas, NV and San Francisco, CA.

ABOUT OXBRIDGE ACQUISITION CORP.:

Oxbridge is a Cayman Islands-exempted, Cayman Islands-based blank check company incorporated in 2021 and managed by the executive officers of Oxbridge Re Holdings Limited (NASDAQ: OXBR), the founding and leading investor in the sponsor of Oxbridge. The company was formed with the purpose of entering into a merger in the field of artificial intelligence, blockchain technology and insurance technology and its ordinary shares, units and warrants trade on the Nasdaq Capital Markets under tickers “OXAC”, “OXACU” and “OXACW”, respectively.

Important Information About the Proposed Business Combination and Where to Find It

This press release relates to a proposed transaction between Jet.AI and Oxbridge (the “Business Combination”). In connection with the proposed Business Combination, Oxbridge filed a registration statement on Form S-4 (File No. 333-270848) (the “Registration Statement”) with the SEC which includes a proxy statement/prospectus that is both the proxy statement distributed to Oxbridge’s stockholders in connection with its solicitation of proxies for the vote by Oxbridge’s stockholders with respect to the proposed Business Combination and other matters as described in the Registration Statement, as well as the prospectus, and relating to the offer and sale of the securities to be issued in the Business Combination. The Registration Statement was declared effective on July 28, 2023 and Oxbridge’s extraordinary shareholder meeting to approve the Business Combination is scheduled for August 7, 2023. This press release does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Oxbridge’s stockholders and other interested persons are advised to read the definitive proxy statement/prospectus included in the Registration Statement and the amendments thereto and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Jet.AI, Oxbridge and the Business Combination. The definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination were mailed to stockholders of Oxbridge commencing July 28, 2023. Stockholders are able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge at the SEC’s website at www.sec.gov, or by directing a request to Oxbridge Acquisition Corp., Suite 201, 42 Edward Street, George Town, Cayman Islands, KY1-9006.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination including statements regarding the benefits of the Business Combination, the anticipated timing of the Business Combination, the services offered by Jet.AI and the markets in which it operates, and Jet.AI’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. As a result, caution must be exercised in relying on forward-looking statements, which speak only as of the date they were made.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the Business Combination Agreement and Plan of Reorganization between Oxbridge, Oxbridge Merger Sub I, Inc., Oxbridge Merger Sub II, LLC, and Jet.AI dated (the “Business Combination Agreement”) and the proposed transaction contemplated thereby; the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain approval of the stockholders of Oxbridge or Jet.AI or other conditions to closing in the Business Combination Agreement; the inability to project with any certainty the amount of cash proceeds remaining in the Oxbridge trust account at the closing of the transaction; the inability of the company post-closing to obtain or maintain the listing of its securities on Nasdaq following the business combination; the amount of costs related to the business combination; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination; changes in applicable laws or regulations; the ability of Jet.AI to meet its post-closing financial and strategic goals, due to, among other things, competition; the ability of the company post-closing to grow and manage growth profitability and retain its key employees; and the possibility that the company post-closing may be adversely affected by other economic, business, and/or competitive factors. The valuation of the securities to be distributed in the transaction also constitutes a forward-looking statement, with the common stock component of the transaction valued based upon a $10 valuation which is intended to approximate the liquidation value of the common stock at closing, but may not represent the post-closing value of the shares, and with the warrant component of the transaction valued at approximately $8.16 per warrant by application of a Black-Scholes formula developed by Jet.AI management, which may not equate to the actual post-closing value of the warrants. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Oxbridge’s registration statement on Form S-1 which became effective on August 11, 2021 (File No. 333-257998), the Registration Statement and the amendments thereto on Form S-4 as discussed above (File No. 333-270848) and other documents filed by Oxbridge from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Oxbridge and Jet.AI caution that the foregoing list of factors is not exclusive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Jet.AI and Oxbridge assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Participants in the Solicitation

Oxbridge and Jet.AI and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Oxbridge’s shareholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Oxbridge’s directors and officers in Oxbridge’s filings with the SEC, including Oxbridge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 22, 2023 and the Registration Statement on Form S-4, which includes the proxy statement/prospectus of Oxbridge for the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Jet.AI’s directors and officers in the Registration Statement. Stockholders can obtain copies of Oxbridge’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

CONTACTS:

For Oxbridge

Jay Madhu

CEO & Chairman of the Board

813-263-507

Jmadhu@oxbridgeaq.com

For Jet.AI

Gateway Group, Inc.

949-574-3860

Jet.AI@gateway-grp.com